EXHIBIT 99.4

                                VOTING AGREEMENT

     THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of June 20, 2005, by and among Clinical Data, Inc., a Delaware corporation ("Clinical Data"), Genaissance Pharmaceuticals, Inc., a Delaware corporation (the "Company"), Randal J. Kirk ("Kirk"), RJK, L.L.C., a Virginia limited liability company that is controlled by Kirk ("RJK"), New River Management II, LP, a Virginia limited partnership that is controlled by Kirk ("New River"), Kirkfield, L.L.C., a Virginia limited liability company that is controlled by Kirk ("Kirkfield"), Third Security Staff 2001 LLC, a Virginia limited liability company ("Staff LLC"), and Zhong Mei, L.L.C., a Virginia limited liability company ("Zhong Mei", and collectively with Kirk, RJK, New River, and Staff LLC, the "Stockholders", and each individually, a "Stockholder").

     WHEREAS, as of the date hereof, each Stockholder beneficially owns (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) the number of shares of common stock, $0.01 par value (the "Common Stock") of Clinical Data set forth opposite such Stockholder's name on Schedule A hereto (such shares of Clinical Data's Common Stock, together with any other shares of Clinical Data's Common Stock, sole or shared voting power over which is acquired by such Stockholders during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, collectively, the "Subject Common Shares");

     WHEREAS, Clinical Data and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement") (terms used but not defined herein shall have the meanings set forth in the Merger Agreement) with respect to the merger of a subsidiary of Clinical Data with and into the Company, as a result of which the Company shall become a wholly owned subsidiary of Clinical Data (the "Merger"); and

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Company has required that the Stockholders enter into this Agreement whereby each Stockholder commits to cause the Subject Common Shares over which such Stockholder has sole voting power, and to use its best efforts to cause the Subject Common Shares over which such Stockholder has joint voting power, to be voted in favor of the issuance of shares of Clinical Data's Common Stock pursuant to the Merger on the terms and subject to the conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement and intending to be legally bound, the parties agree as follows:

                                   ARTICLE I
                                 VOTING MATTERS

     Section 1.1 Agreement to Vote. Each Stockholder hereby agrees that from and after the date hereof until the termination of this Agreement, at any duly called meeting of the stockholders of Clinical Data, and in any action by written consent of the stockholders of Clinical Data, such Stockholder shall, if a meeting is held, appear at the meeting and any adjournment or postponement thereof, in person or by proxy, or otherwise cause the Subject Common Shares over which such Stockholder has sole voting power (and use their best efforts to cause the Subject Common Shares over which such Stockholder has joint voting power) to be counted as present thereat for purposes of establishing a quorum, and such Stockholder shall vote or consent the Subject Common Shares over which such Stockholder has sole voting power (and cause to be voted or consented the Subject Common Shares over which such Stockholder has joint voting power), in person or by proxy, (a) in favor of approving the issuance of shares of Clinical Data's Common Stock pursuant to the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement, (b) in favor of any proposal to adjourn any such meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of such meeting to approve the issuance of shares of Clinical Data's Common Stock pursuant to the Merger, (c) against any action or agreement submitted for approval of the stockholders of Clinical Data that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Clinical Data under the Merger Agreement or of such Stockholder under this Agreement and (d) except as otherwise agreed in writing by the Company, against any action, agreement, transaction or proposal submitted for approval of the stockholders of Clinical Data that would reasonably be expected to result in any of the conditions to Clinical Data's obligations under the Merger Agreement not being fulfilled or that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay or adversely affect the transactions contemplated by the Merger Agreement. Any vote by such Stockholder that is not in accordance with this Section 1.1 shall be considered null and void. Such Stockholder shall not enter into any agreement or understanding with any person or entity prior to the termination of this Agreement to vote or give instructions in a manner inconsistent with clauses (a), (b), (c) or (d) of this
Section 1.1.

     Section 1.2 Grant of Irrevocable Proxy.

          (a) Each Stockholder hereby irrevocably grants to, and appoints, the Company and Kevin Rakin, in his capacity as Chief Executive Officer of the Company, and any individual who shall hereafter succeed to any such office of the Company, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote the Subject Common Shares, or grant a consent or approval in respect of the Subject Common Shares (i) in favor of approving the issuance of shares of Clinical Data's Common Stock pursuant to the Merger and each of the other transactions and other matters specifically contemplated by the Merger Agreement, (ii) in favor of any proposal to adjourn any such meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of such meeting to approve the issuance of shares of Clinical Data's Common Stock pursuant to the Merger, (iii) against any action or agreement submitted for approval of the stockholders of Clinical Data that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Clinical Data under the Merger Agreement or of such Stockholder under this Agreement and (iv) except as otherwise agreed in writing by the Company, against any action, agreement, transaction or proposal submitted for approval of the stockholders of Clinical Data that would reasonably be expected to result in any of the conditions to Clinical Data's obligations under the Merger Agreement not being fulfilled or that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay or adversely affect the transactions contemplated by the Merger Agreement.

          (b) Each Stockholder represents that any proxies heretofore given in respect of the Subject Common Shares are not irrevocable, and that any such proxies are hereby revoked.

          (c) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest sufficient in law to support an irrevocable voting power and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with Section 212(e) of the General Corporation Law of the State of Delaware. Notwithstanding anything herein to the contrary, the parties agree that such irrevocable proxy shall terminate and be of no further force and effect upon the termination of this Agreement.

                                   ARTICLE II
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     Each of the Stockholders hereby severally represents and warrants to the Company as follows with respect to itself only:

     Section 2.1 Organization, Good Standing and Qualification. If such Stockholder is a business organization, such Stockholder has been duly formed, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted. If such Stockholder is a natural person, such Stockholder has the capacity to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated by this Agreement.

     Section 2.2 Authority. Each Stockholder has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the valid and legally binding obligation of such Stockholder, enforceable in accordance with its terms and conditions.

     Section 2.3 Consent. No consent of any other person, and no notice to, filing or registration with, or consent, approval or authorization of, any court or Governmental Entity, regulatory or self-regulatory agency or any other third party is necessary or is required to be made or obtained by such Stockholder, in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, other than a filing with the Securities and Exchange Commission to amend the Stockholder's Schedule 13D relating to Clinical Data. Stockholder represents that his spouse has no beneficial interest in the Subject Common Shares.

     Section 2.4 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any law, rule, regulation, judgment, order or decree to which such Stockholder is subject, (ii) violate any contract, lease, license, instrument or other legally binding arrangement or agreement to which such Stockholder is a party or by which such Stockholder is bound, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other legally binding arrangement or agreement to which such Stockholder is a party or by which it is bound.

     Section 2.5 Ownership of Shares. Except as set forth on Schedule A hereto, such Stockholder holds of record and owns beneficially and will hold of record and own beneficially through the date this Agreement is terminated pursuant to
Section 5.1 herein the Subject Common Shares, free and clear of any restrictions on transfer (other than restrictions under applicable securities laws), Liens, options, warrants, purchase rights, contracts, commitments, equities, claims and demands, except as provided in this Agreement. Schedule A hereto lists all of the shares of Common Stock that such Stockholder owns beneficially, as of the date hereof. Such Stockholder has not appointed or granted any proxy inconsistent with this Agreement, which appointment or grant is still effective, with respect to the Subject Common Shares.

     Section 2.6 Litigation. There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge of such Stockholder, proposed or threatened that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby or that otherwise might impair the Subject Common Shares.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to each Stockholder as follows:

     Section 3.1 Organization, Good Standing and Qualification. The Company is a corporation duly formed and validly existing under the laws of the State of Delaware and has all requisite power and authority to own its properties and assets and to carry on its business as now conducted.

     Section 3.2 Authority. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. This Agreement has been duly and validly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions.

     Section 3.3 Consent. No consent of any other person, and no notice to, filing or registration with, or consent, approval or authorization of, any court or Governmental Entity, regulatory or self-regulatory agency or any other third party is necessary or is required to be made or obtained by the Company, in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, other than a filing of a Schedule 13D relating to Clinical Data with the Securities and Exchange Commission.

     Section 3.4 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate the organizational documents of the Company or any law, rule, regulation, judgment, order or decree to which the Company is subject, (ii) violate any contract, lease, license, instrument or other legally binding arrangement or agreement to which the Company is a party or by which the Company is bound, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other legally binding arrangement or agreement to which the Company is a party or by which it is bound or to which any of its assets is subject.

     Section 3.5 Litigation. There is no litigation, arbitration proceeding, governmental investigation, citation or action of any kind pending or, to the knowledge of the Company, proposed or threatened that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

                                   ARTICLE IV
                          COVENANTS OF THE STOCKHOLDERS

     Each Stockholder severally, but not jointly and severally, hereby covenants and agrees as follows:

     Section 4.1 Restriction on Transfer of Shares.

          (a) Such Stockholder shall not, directly or indirectly: (i) offer for sale, sell (including short sales), transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), tender, pledge, encumber, assign or otherwise dispose of (including by gift) or enter into any contract, option, derivative, hedging or other arrangement or understanding (including any profit-sharing arrangement) with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Subject Common Shares or any interest therein (any of the foregoing, a "Transfer"), except to any affiliate of such Stockholder, provided that such affiliate agrees in writing to be bound by the terms of this Agreement, or Transfers which occur by operation of law or with the Company's prior written consent, (ii) grant any proxies or powers of attorney (other than pursuant to this Agreement or to an affiliate of such Stockholder that agrees in writing to be bound by the terms of this Agreement) with respect to the Subject Common Shares, deposit any of the Subject Common Shares into a voting trust or enter into any other voting arrangement (other than with an affiliate of such Stockholder that agrees in writing to be bound by the terms of this Agreement) or permit to exist any other Lien of any nature whatsoever with respect to the Subject Common Shares (other than such other Liens created by or arising under this Agreement or existing by operation of law), or (iii) commit or agree to take any of the foregoing actions.

     Section 4.2 Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Subject Common Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Subject Common Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder's administrators, successors or receivers.

     Section 4.3 Legend. Each certificate representing Subject Common Shares shall bear the following legend on the face thereof, if so requested by in writing by the Company:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING, TRANSFER AND CERTAIN OTHER LIMITATIONS SET FORTH IN THAT CERTAIN VOTING AGREEMENT DATED AS OF JUNE 20, 2005 BY AND AMONG Clinical Data, Inc., a Delaware corporation, Genaissance Pharmaceuticals, Inc., a Delaware corporation, Randal J. Kirk ("Kirk"), RJK, L.L.C., a Virginia limited liability company that is controlled by Kirk, New River Management II, LP, a Virginia limited partnership that is controlled by Kirk, Kirkfield, L.L.C., a Virginia limited liability company that is controlled by Kirk, Third Security Staff 2001 LLC, a Virginia limited liability company, and Zhong Mei, L.L.C., a Virginia limited liability company, AS THE SAME MAY BE AMENDED FROM TIME TO TIME."

          If so requested in writing by the Company, each Stockholder will cause all of his or its Subject Common Shares to be delivered to Clinical Data for the purpose of applying such legend (if not so endorsed upon issuance). Clinical Data shall return to the delivering party, as promptly as possible, any securities so delivered. The delivery of such securities by the delivering party shall not in any way affect such party's rights with respect to such securities.

     Section 4.4 Spousal Consent. If so required under applicable state law, each Stockholder shall cause his spouse to duly authorize, execute and deliver this Agreement (including the proxy granted pursuant to Section 1.2) to the Company upon the Company's written request.

                                   ARTICLE V
                                  MISCELLANEOUS

     Section 5.1 Termination. This Agreement shall automatically terminate, and neither the Company nor any Stockholder shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect, upon the earliest to occur of (a) the mutual consent of all of the parties hereto, (b) the Effective Time and (c) the termination of the Merger Agreement in accordance with its terms; provided that any such termination shall not relieve any party from liability for any intentional breach of this Agreement (which includes, without limitation, the making of any representation or warranty by a party in this Agreement that the party knew was not true and accurate when made).

     Section 5.2 Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement shall survive the termination of this Agreement. This Section 5.2 shall not limit any covenant or agreement of the parties contained herein which by its terms contemplates performance after the termination of this Agreement.

     Section 5.3 Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or on receipt after dispatch by first class mail, postage prepaid, addressed, or on receipt if transmitted by national overnight courier, in each case as follows:

                  If to any Stockholder, to:        With a copy to:

                  Third Security, LLC               John Owen Gwathmey, Esq.
                  The Governor Tyler                Hunton & Williams LLP
                  1881 Grove Ave.                   Riverfront Plaza, East Tower
                  Radford, VA 24141                 951 East Byrd Street
                  Attn:  Marcus E. Smith, Esq.      Richmond, VA 23219
                  Tel:  (540) 633-7971              Tel:  (804) 788-8200
                  Fax:  (540) 633-7939              Fax:  (804) 788-8218


                  If to the Company:                With a copy to:

                  Genaissance                       Wilmer Cutler Pickering
                  Pharmaceuticals, Inc.             Hale and Dorr LLP
                  Five Science Park                 60 State Street
                  New Haven, CT 06511               Boston, MA 02109
                  Attn: Kevin Rakin                 Attn:  Steven D. Singer
                  Tel:  (203) 773-1450              Tel:  (617) 526-6000
                  Fax:  (202) 562-9377              Fax: (617) 526-5000

                  If to Clinical Data:              With a copy to:

                  Clinical Data, Inc.               McDermott Will & Emery LLP
                  2 Thurber Boulevard               28 State Street
                  Smithfield, RI 02917              Boston, MA 02109
                  Attn: Caesar Belbel               Attn:  John Hession
                  Tel:  (800) 345-2822              Tel: (617) 535-4000
                  Fax:  (800) 655-3526              Fax: (617) 535-3800

     Section 5.4 Expenses. All costs and expenses (including legal fees) incurred in connection with this Agreement shall be paid by the party incurring such expenses.

     Section 5.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 5.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     Section 5.7 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     Section 5.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void, except any assignment in connection with any Transfer of the Subject Common Shares permitted by this Agreement.

     Section 5.9 Binding Effect. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and assigns.

     Section 5.10 Mutual Drafting. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing this Agreement to be drafted.

     Section 5.11 Governing Law; Consent to Jurisdiction; Waiver of Trial by
Jury.

          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Chancery Court of the State of Delaware in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such court, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in such court, and (iv) waives, to the fullest extent permitted by laws, the defense of an inconvenient forum to the maintenance of such action or proceeding in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by laws. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.3. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by laws.

          (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT MAY INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND

THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (II) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (III) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.11(c).

     Section 5.12 Amendment: Waiver. No provision of this Agreement may be waived unless in writing signed by all of the parties to this Agreement, and the waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended, supplemented or otherwise modified only by a written agreement executed by all of the parties to this Agreement.

     Section 5.13 Stop Transfer Order. In furtherance of this Agreement, each Stockholder shall and does hereby authorize and request that Clinical Data instruct its transfer agent to enter a stop transfer order, consistent with the terms of this Agreement and subject to such transfers as may be permitted by the express terms hereof, with respect to all of the Subject Common Shares beneficially owned by such Stockholder. Clinical Data hereby agrees to the restriction on the Transfer of shares of Common Stock provided for in this Agreement and agrees not to recognize, or authorize or permit any affiliate or agent to recognize, any Transfer in breach of this Agreement.

     Section 5.14 Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     Section 5.15 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof in addition to any other remedies at law or in equity.

     Section 5.16 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.



                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the day and year first above written.


                         CLINICAL DATA, INC.


                         By:      /s/ Israel M. Stein
                            ---------------------------------
                                  Name: Israel M. Stein, M.D.
                                  Title:   Chief Executive Officer


                         GENAISSANCE PHARMACEUTICALS, INC.


                         By:      /s/ Ben D. Kaplan
                            ---------------------------------
                                  Name: Ben D. Kaplan
                                  Title:   Senior Vice President and
                                           Chief Financial Officer


                         STOCKHOLDERS:


                         /s/ Randal J. Kirk
                         --------------------------------------------
                         Randal J. Kirk


                         RJK, L.L.C


                         By:      /s/ Randal J. Kirk
                            -----------------------------------------
                                  Name: Randal J. Kirk
                                  Title:   Manager


                         NEW RIVER MANAGEMENT II, LP


                         By:      /s/ Randal J. Kirk
                            -----------------------------------------
                                  Name: Randal J. Kirk
                                  Title:  Manager, Third Security, LLC, the
                                          Manager, Third Security Capital
                                          Partners, LLC, the General Partner

                            [CONTINUED ON NEXT PAGE]

                         KIRKFIELD, L.L.C.


                         By:      /s/ Randal J. Kirk
                            -----------------------------------------
                                  Name: Randal J. Kirk
                                  Title:   Manager


                         THIRD SECURITY STAFF 2001 LLC


                         By:      /s/ Randal J. Kirk
                            -----------------------------------------
                                  Name: Randal J. Kirk
                                  Title:   Manager


                         ZHONG MEI, L.L.C.


                         By:      /s/ Randal J. Kirk
                            -----------------------------------------
                                  Name: Randal J. Kirk
                                  Title:   Manager

                                   SCHEDULE A
                                   ----------

Aggregate number of shares of common stock beneficially owned by each person:
----------------------------------------------------------------------------

       Randal J. Kirk                        2,762,627 (1)
       RJK, L.L.C.                           579,883 (2)
       New River                             555,162 (2)
       Management II, LP
       Kirkfield, L.L.C.                     433,410 (2)
       Third Security                        112,890 (2)
       Staff 2001 LLC
       Zhong Mei, L.L.C.                     33,091 (2)


(1). 1,048,191 direct beneficial ownership with sole voting power, 1,714,436 indirect beneficial ownership with shared voting power.

(2) Direct beneficial ownership with shared voting power.